American Century International Bond Funds Statement of Additional Information Supplement
Supplement dated December 7, 2019 ■ Statement of Additional Information dated March 1, 2019
The entries for Kevin Akioka and Margé Karner are deleted from the Accounts Managed table and the Ownership of Securities table of the Statement of Additional Information.
The following entry is added to the Accounts Managed table on pages 41-42 in the Statement of Additional Information:

Accounts Managed As of October 31, 2018
		Registered Investment Companies (e.g., other American Century Investments funds and American Century Investments- subadvised funds)	Other Pooled Investment Vehicles (e.g., commingled trusts and 529 education savings plans)	Other Accounts (e.g., separate accounts and corporate accounts, including incubation strategies and corporate money)
Alessandra Alecci	Number of Accounts	1	2	0
	Assets	$384.6 million[6]	$201.7 million	N/A

[6]	Includes $384.6 million in Emerging Markets Debt Fund; information is provided as of December 4, 2019.

The following replaces the entries for Emerging Markets Debt Fund in the Ownership of Securities table on page 44 of the Statement of Additional Information:

Ownership of Securities
Aggregate Dollar Range of Securities in Fund
Emerging Markets Debt Fund
Alessandra Alecci[1]	A
Brian Howell	A
John A. Lovito	A
Thomas Youn	A

[1]	Information is provided as of December 4, 2019.

©2019 American Century Proprietary Holdings, Inc. All rights reserved.
CL-SPL-95828 1912